EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Dennis Calvert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the amended Annual Report of NuWay, Inc. on Form 10-KSB/A for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB/A fairly presents in all material respects the financial condition and results of operations of NuWay Medical, Inc.


Dated:   April 28, 2006                By: /s/ Dennis Calvert
                                           -------------------------------------
                                           Dennis Calvert
                                           President and Chief Executive Officer

      A signed original of this written statement required by Section 906 has been provided to NuWay Medical, Inc. and will be retained by NuWay Medical, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

      I, Dennis Calvert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the amended Annual Report of NuWay Medical, Inc. on Form 10-KSB/A for the fiscal year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB/A fairly presents in all material respects the financial condition and results of operations of NuWay Medical, Inc.


Dated:   April 28, 2006                By: /s/Dennis Calvert
                                           -------------------------------------
                                           Dennis Calvert
                                           Interim Chief Financial Officer

      A signed original of this written statement required by Section 906 has been provided to NuWay Medical, Inc. and will be retained by NuWay Medical, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.